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                                                                   EXHIBIT 10.29

                                 FIFTH AMENDMENT
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "FIFTH AMENDMENT") is executed as of the 10th day of March, 2004, by and among Maverick Tube Corporation, a Delaware corporation (the "COMPANY"), SeaCAT, L.P., a Texas limited partnership ("SEACAT"), SEAC Acquisition, LLC, a Delaware limited liability company ("SEAC"), Maverick C&P, Inc., a Delaware corporation ("C&P"), Maverick Investment, LLC, a Delaware limited liability company ("INVESTMENT"), Maverick Tube, L.P., a Delaware limited partnership ("TUBE"), Precision Tube Holding, LLC, a Delaware limited liability company ("HOLDING"), Maverick GP, LLC, a Delaware limited liability company ("MAVERICK GP"), Precision GP, LLC, a Delaware limited liability company ("PRECISION GP"), Precision Tube Technology, L.P., a Texas limited partnership ("PRECISION" and collectively with the Company, SeaCAT, SEAC, C&P, Investment, Tube, Holding, GP Inc. and GP LLC, the "US BORROWERS" and individually, a "US BORROWER"), Prudential Steel Ltd., an Alberta corporation ("PRUDENTIAL"), Maverick Exchangeco (Nova Scotia) ULC, a Nova Scotia unlimited liability company ("EXCHANGECO"), Maverick Tube (Canada) Inc., an Alberta corporation ("TUBE CANADA"), Precision Tube Canada Limited, an Alberta corporation ("PRECISION CANADA"), Maverick Tube Canada LP, an Alberta limited partnership ("CANADA LP"), Maverick Tube Canada GP, Ltd., an Alberta limited corporation ("CANADA GP"), Maverick Tube Canada ULC, a Nova Scotia unlimited liability company ("MAVERICK ULC"), Maverick Tube International Holdings, Inc., a Delaware corporation ("INTERNATIONAL HOLDINGS"), Prudential Steel Holdings, ULC, a Nova Scotia unlimited liability company ("PRUDENTIAL HOLDINGS", and collectively with Prudential, Exchangeco, Tube Canada, Precision Canada, Canada LP, Canada GP, Maverick ULC and International Holdings, the "CANADIAN BORROWERS" and individually, a "CANADIAN BORROWER") (the US Borrowers and the Canadian Borrowers are together referred to herein as the "BORROWERS" and individually, a "BORROWER"), JPMorgan Chase Bank, individually as a Lender, as an Issuing Bank, as the Swingline Lender and as the Administrative Agent, CIT Business Credit Canada Inc., individually as a Lender, as an Issuing Bank and as the Canadian Administrative Agent, General Electric Capital Corporation, as a Lender and as the Documentation Agent, and each of the other Lenders that is a signatory hereto.

                              W I T N E S S E T H:

         WHEREAS, the Borrowers, the Agents and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of December 31, 2002 (as amended from time to time, the "CREDIT AGREEMENT;" unless otherwise defined herein, all capitalized terms used herein which are defined in the Credit Agreement shall have the meaning given such terms in the Credit Agreement, including, to the extent applicable, after giving effect to this Fifth Amendment), pursuant to which the Lenders provide certain financing to the Borrowers in accordance with the terms and conditions set forth therein; and

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         WHEREAS, the Borrowers have been informed by their independent public accounting firm, Ernst & Young L.L.P., that, absent amendments to the Credit Agreement to address EITF 95-22, Balance Sheet Classification of Borrowings Outstanding under Revolving Credit Agreements that include both a Subjective Acceleration Clause and a Lock-Box Agreement, it will require a reclassification of the Lender Indebtedness as a current liability in the Company's consolidated annual audited financial statements for the Fiscal Year ended December 31, 2003; and

         WHEREAS, the Borrowers have informed the Lenders that amending the Credit Agreement to incorporate a "springing" cash dominion lock-box arrangement will avoid any reclassification of the Lender Indebtedness as a current liability; and

         WHEREAS, the Borrowers have informed the Lenders that they intend to sell, transfer by charitable donation or otherwise dispose of the Real Property located at (a) 1290 Poland Avenue, Mahoning County, Youngstown, Ohio 44502 and
(b) 1315 Albert Street, Mahoning County, Youngstown, Ohio 44502 (the Mortgaged Real Property described in clauses (a) and (b) above are collectively referred to herein as the "YOUNGSTOWN REAL PROPERTIES" and each individually as a "YOUNGSTOWN REAL PROPERTY"); and

         WHEREAS, the transfer of any Youngstown Real Property by charitable donation is prohibited under the terms of the Credit Agreement; and

         WHEREAS, the Borrowers have informed the Lenders (a) of the existence of a revolving loan (the "PRECISION LOAN") from Holding to Precision Canada in the aggregate outstanding amount of C$3,384,060.12 as of February 29, 2004 and in a maximum aggregate principal amount of C$4,000,000 and (b) that Holding desires to the transfer the Precision Loan from Holding to International Holdings (the "PRECISION LOAN TRANSFER"); and

         WHEREAS, the Precision Loan Transfer is prohibited under the terms of the Credit Agreement; and

         WHEREAS, the Borrowers have informed the Lenders of the existence of an additional accumulated funding deficiency (the "ADDITIONAL FUNDING DEFICIENCY") under that certain Prudential Steel Ltd. "SERP", a "specified multi-employer plan" (as such term is defined in the Employment Pensions Plans Act (Alberta)), in excess of the limitations currently set forth in the Credit Agreement and that certain letter agreement dated February 28, 2003 by and among the Borrowers, the Agents and the Lenders, which Additional Funding Deficiency is due in part to fluctuations in the foreign currency exchange rates; and

         WHEREAS, the Borrowers have requested that the Lenders (a) amend the Credit Agreement to require the imposition of cash dominion by the Lenders only in the event that Excess Availability is less than $50,000,000 or a Default or an Event of Default occurs, (b) consent to the sale, transfer or other disposition of the Youngstown Real Properties, (c) waive any breach and violation of Sections 5.26 and 7.2 of the Credit Agreement resulting from the failure to disclose and the continuing existence of the Precision Loan, (d) consent to the Precision Loan Transfer, (e) waive any breaches and violations of Sections 5.10(c) and 7.9(k)(3)
of the Credit Agreement resulting from the Additional Funding Deficiency, and
(f) amend certain provisions of the Credit Agreement in connection therewith;
and

         WHEREAS, subject to the terms and conditions set forth herein, the Lenders have agreed to the Borrowers' requests.

         NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto hereby agree as follows:

         SECTION 1. AMENDMENTS. In reliance on the representations, warranties, covenants and agreements contained in this Fifth Amendment, but subject to the satisfaction of each condition precedent contained in Section 3 hereof, the Credit Agreement shall be amended effective as of the date hereof in the manner provided in this Section 1.

                  1.1 AMENDED DEFINITION. The definition of "FINANCING DOCUMENTS" contained in Section 1.1 of the Credit Agreement shall be amended to read in full as follows:

                  "FINANCING DOCUMENTS" shall mean this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Notes, the Security Instruments, the Applications, Borrowing Requests, Borrowing Base Reports, the Cash Collateral Account Agreements, the Canadian Fee Letter, the Fee Letter, and the other documents, instruments or agreements described in Section
         3.1 and Section 3.2, together with any other document, instrument or agreement (other than participation, agency or similar agreements among the Lenders or between any Lender and any other bank or creditor with respect to any indebtedness or obligations of the Company or its Subsidiaries hereunder or thereunder) now or hereafter entered into in connection with the Loans, the Lender Indebtedness or the Collateral, as such documents, instruments or agreements may be amended, modified or supplemented from time to time.

                  1.2 ADDITIONAL DEFINITIONS. Section 1.1 of the Credit Agreement shall be amended to add thereto in alphabetical order the following defined terms:

                  "ACTIVATION NOTICE (CANADIAN)" shall have the meaning assigned in Section 4.8 hereof.

                  "ACTIVATION NOTICE (US)" shall have the meaning assigned in
Section 4.7 hereof.

                  "ACTIVATION PERIOD" shall mean any period commencing on the date that either (a) Excess Availability is less than $50,000,000 or (b) a Default or an Event of Default occurs, and continuing throughout the term of this Agreement.

                  "FIFTH AMENDMENT" shall mean the Fifth Amendment to Amended and Restated Credit Agreement dated as of March 8, 2004, by and among the Borrowers, the Agents and the Lenders.

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                  1.3 AMENDMENT TO APPLICATION OF PROCEEDS PROVISIONS.
Subsections (c) and (d) of Section 2.11 of the Credit Agreement shall be amended and restated in their entirety to read as follows:

                  "(c) APPLICATION OF PROCEEDS FROM US BLOCKED ACCOUNT. Prior to the time the Activation Notice (US) is in effect, the US Borrowers shall have sole dominion and control over the funds on deposit in the US Blocked Account and the Administrative Agent shall transfer or apply the funds on deposit therein in accordance with the instructions of the US Borrowers. At any time the Activation Period is in effect, the Administrative Agent may, in its sole discretion, and shall, at the request of the Required Lenders, deliver an Activation Notice (US) to the US Borrowers. On or before 11:00 a.m. (New York, New York time) on each Business Day during the period that the Activation Notice
(US) is in effect, the Administrative Agent shall disburse to the appropriate Agent or Lenders for application in accordance with Section 2.11(f), Section 2.11(h) and Section 2.11(k), all amounts then on deposit in the US Blocked Account which the Administrative Agent shall have determined constitute "collected funds" in accordance with the policies of the Administrative Agent then in effect.

                  (d) APPLICATION OF PROCEEDS FROM CANADIAN BLOCKED ACCOUNT. Prior to the time the Activation Notice (Canadian) is in effect, the Canadian Borrowers shall have sole dominion and control over the funds on deposit in the Canadian Blocked Account and the Canadian Administrative Agent shall transfer or apply the funds on deposit therein in accordance with the instructions of the Canadian Borrowers. At any time the Activation Period is in effect, the Administrative Agent may in its sole discretion, and shall, at the request of the Required Lenders, deliver an Activation Notice (Canadian) to the Canadian Borrowers. Subject to Section 2.9(i), on or before 11:00 a.m. (New York, New York time) on each Business Day during the period that the Activation Notice (Canadian) is in effect, the Canadian Administrative Agent shall disburse (or cause Canadian Lockbox Bank to disburse) to the appropriate Agent or Lenders for application in accordance with Section 2.11(g) and Section 2.11(i) hereof all amounts then on deposit in the Canadian Blocked Account which the Canadian Administrative Agent shall have determined constitute "collected funds" in accordance with the policies of the Canadian Administrative Agent then in effect."

                  1.4 AMENDMENT TO US BLOCKED ACCOUNT PROVISION. The third sentence of Section 4.5 of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

                  "The US Borrowers hereby acknowledge and agree (a) that, at any time after delivery of the Activation Notice (US), none of them nor the other Credit Parties shall have any power of withdrawal over the funds in the US Blocked Account, (b) that each US Credit Party has granted a Lien on and pledged to Administrative Agent as additional collateral security for the US Lender Indebtedness, in the US Blocked Account and all funds on deposit therein and "control" has been established with respect to such US Blocked Account as defined in Section 9.104 of the UCC, (c) no US Credit Party may unilaterally terminate the US Blocked Account, and (d) at any time after delivery of an Activation Notice (US), the US Blocked Account and all funds on deposit therein shall be subject to the absolute dominion and control of the Administrative Agent."

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                  1.5 AMENDMENT TO CANADIAN BLOCKED ACCOUNT PROVISION. The third sentence of Section 4.6 of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

                  "The Canadian Borrowers hereby acknowledge and agree (a) that, at any time after delivery of the Activation Notice (Canadian), none of them nor the other Credit Parties shall have any power of withdrawal over the funds in the Canadian Blocked Account, (b) that each Canadian Credit Party has granted a Lien on and pledged to the Canadian Administrative Agent as additional collateral security for the Canadian Lender Indebtedness, the Canadian Blocked Account and all funds on deposit therein, (c) no Canadian Credit Party may unilaterally terminate the Canadian Blocked Account, and (d) at any time after delivery of an Activation Notice (Canadian), the Canadian Blocked Account and all funds on deposit therein shall be subject to the absolute dominion and control of the Canadian Administrative Agent."

                  1.6 AMENDMENT TO THE MERGER, SALES, ETC. COVENANT. Section 7.4 of the Credit Agreement shall be amended to delete the "and" at the end of clause (i) thereof, to insert "and" at the end of clause (j) thereof, and to add thereto a new clause (k) which shall read in full as follows:

                  "(k) the Borrowers may sell, transfer by way of charitable donation and/or otherwise dispose of the Real Property located at (1) 1290 Poland Avenue, Mahoning County, Youngstown, Ohio 44502 and (2) 1315 Albert Street, Mahoning County, Youngstown, Ohio 44502."

         SECTION 2. LIMITED CONSENT AND WAIVERS. In reliance on the representations, warranties, covenants and agreements contained in this Fifth Amendment, and subject to the satisfaction of each condition precedent set forth in Section 3 hereof, the Lenders hereby (a) waive any breach of Section 5.6 of the Credit Agreement or violation of Section 7.2 of the Credit Agreement which results solely from non-compliance, by the Borrowers with such covenant as a result of the failure to disclose and the continuing existence of the Precision Loan, (b) consent to Precision Loan Transfer, (c) waive any breach of the representation and warranty contained in Section 5.10(c) of the Credit Agreement resulting from the Additional Funding Deficiency and solely as a result of the existence of a funding deficiency in the Prudential Steel Ltd. "SERP" in an amount not to exceed C$4,000,000, and (d) waive the violation of Section 7.9(k)(3) of the Credit Agreement resulting from the Additional Funding Deficiency and solely as a result of the existence of a funding deficiency in the Prudential Steel Ltd. "SERP" in an amount not to exceed C$4,000,000; provided, that, the consent and waivers contained in this Section 2 are expressly limited as follows: (i) such waivers are limited solely to the breaches and violations expressly described herein and shall not be applicable to any other provision of any Financing Document or to any other breach or violation of Section 5.10(c), Section 7.2 or Section 7.9(k)(3) of the Credit Agreement with respect to any transaction, event or occurrence, and (ii) nothing contained herein shall obligate the Lenders to grant any additional or future consent or waivers of Section 5.10(c), Section 5.26, Section 7.2 or Section 7.9(k)(3) of the Credit Agreement or any other provision of any Financing Document.

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         SECTION 3. CONDITIONS PRECEDENT. The effectiveness of the amendments to the Credit Agreement contained in Section 1 hereof and the consent and waivers contained in Section 2 hereof is subject to the satisfaction of each of the following conditions precedent:

                  3.1 AMENDMENT FEES. The Borrowers shall have paid to the Administrative Agent for each Lender (for purposes of this provision only, each Lender and its Related Affiliate, if any, shall be deemed to consist of a single Lender) which executes and delivers this Fifth Amendment on or before March 8, 2004 an amendment fee in the amount of $5,000.

                  3.2 ADDITIONAL FEES AND EXPENSES. The Borrowers shall have paid all fees and expenses incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Fifth Amendment, including, without limitation, all fees and expenses of Vinson & Elkins L.L.P., counsel to the Administrative Agent.

                  3.3 DOCUMENTATION. The Administrative Agent shall have received such other documents, instruments and agreements as it or any Lender may reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent and the Lenders.

                  3.4 NO DEFAULTS. After giving effect to this Fifth Amendment, no Default or Event of Default shall exist.

         SECTION 4. REPRESENTATIONS AND WARRANTIES. In order to induce each Agent and each Lender to enter into this Fifth Amendment, the Borrowers hereby jointly and severally represent and warrant to each Agent and each Lender that:

                  4.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of each Borrower contained in the Financing Documents is true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date).

                  4.2 DUE AUTHORIZATION, NO CONFLICTS. The execution, delivery and performance by the Borrowers of this Fifth Amendment and all other documents, instruments or agreements executed by any of the Borrowers in connection with this Fifth Amendment, are within the Borrowers' corporate, partnership, unlimited liability company or limited liability company powers, as applicable, have been duly authorized by all necessary corporate, partnership, unlimited liability company or limited liability company action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon the Borrowers or their Subsidiaries, or result in the creation or imposition of any Lien upon any of the assets of the Borrowers or their Subsidiaries except for Permitted Liens.

                  4.3 VALIDITY AND BINDING EFFECT. This Fifth Amendment and all other documents, instruments or agreements executed by any of the Borrowers in connection with this Fifth Amendment each constitutes the valid and binding obligations of the applicable Borrowers enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, and the availability of equitable remedies may be limited by equitable principles of general application.

                  4.4 ABSENCE OF DEFAULTS. After giving effect to the amendments set forth herein, neither a Default nor an Event of Default has occurred which is continuing.

                  4.5 NO DEFENSE. No Borrower has any defense to payment, counterclaim or rights of set-off with respect to the Lender Indebtedness on the date hereof.

         SECTION 5. MISCELLANEOUS.

                  5.1 REAFFIRMATION OF FINANCING DOCUMENTS; EXTENSION OF LIENS. Any and all of the terms and provisions of the Credit Agreement and the Financing Documents shall, except as amended and modified hereby, remain in full force and effect. Each Borrower hereby extends each Lien granted by such Borrower to secure the Lender Indebtedness (or Canadian Lender Indebtedness in the case of Canadian Borrowers) until the Lender Indebtedness (or Canadian Lender Indebtedness in the case of Canadian Borrowers) has been paid in full, and agree that the amendments and modifications herein contained shall in no manner affect or impair the Lender Indebtedness (or Canadian Lender Indebtedness in the use of Canadian Borrowers) or the Liens securing payment and performance thereof, all of which are ratified and confirmed.

                  5.2 PARTIES IN INTEREST. All of the terms and provisions of this Fifth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

                  5.3 COUNTERPARTS, EFFECTIVENESS OF FIFTH AMENDMENT. This Fifth Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Fifth Amendment until
(a) this Fifth Amendment has been executed by each Borrower and all Lenders, and
(b) the Borrowers have paid the fees required by Section 3 hereof, at which time this Fifth Amendment shall be binding on, enforceable against and inure to the benefit of the Borrowers, each Agent and all Lenders. Facsimiles shall be effective as originals.

                  5.4 COMPLETE AGREEMENT. THIS FIFTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER FINANCING DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  5.5 HEADINGS. The headings, captions and arrangements used in this Fifth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Fifth Amendment, nor affect the meaning thereof.

                  5.6 NO IMPLIED WAIVERS. No failure or delay on the part of the Lenders or the Agents in exercising, and no course of dealing with respect to, any right, power or privilege under this Fifth Amendment, the Credit Agreement or any other Financing Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Fifth Amendment, the Credit Agreement or any other Financing Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                  5.7 REVIEW AND CONSTRUCTION OF DOCUMENTS. The Borrowers hereby acknowledge, and represent and warrant to the Lenders, that (a) the Borrowers have had the opportunity to consult with legal counsel of their own choice and have been afforded an opportunity to review this Fifth Amendment with their legal counsel, (b) the Borrowers have reviewed this Fifth Amendment and fully understand the effects thereof and all terms and provisions contained herein,
(c) the Borrowers have executed this Fifth Amendment of their own free will and volition, and (d) this Fifth Amendment shall be construed as if jointly drafted by the Borrowers and the Lenders. The recitals contained in this Fifth Amendment shall be construed to be part of the operative terms and provisions of this Fifth Amendment.

                  5.8 ARMS-LENGTH/GOOD FAITH. This Fifth Amendment has been negotiated at arms-length and in good faith by the parties hereto.

                  5.9 INTERPRETATION. Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa. The headings, captions and arrangements used in this Fifth Amendment are for convenience only and shall not affect the interpretation of this Fifth Amendment.

                  5.10 SEVERABILITY. In case any one or more of the provisions contained in this Fifth Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Fifth Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

                  5.11 FURTHER ASSURANCES. The Borrowers agree to execute, acknowledge, deliver, file and record such further certificates, instruments and documents, and to do all other acts and things, as may be requested by the Lenders or the Agents as necessary or advisable to carry out the intents and purposes of this Fifth Amendment.

                  5.12 WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT ALLOWED BY APPLICABLE LAW, EACH OF THE BORROWERS, THE AGENTS, THE ISSUING BANKS AND THE LENDERS (i) IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO ANY FINANCING DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (ii) IRREVOCABLY WAIVE ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (iii) CERTIFY THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS; AND (iv) ACKNOWLEDGE THAT IT HAS BEEN INDUCED TO ENTER INTO THIS FIFTH AMENDMENT, THE CREDIT AGREEMENT, THE OTHER FINANCING DOCUMENTS AND THE TRANSACTIONS

CONTEMPLATED HEREBY AND THEREBY BASED UPON, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION.

                            [Signature Pages Follow]

                                 SIGNATURE PAGE
                                       TO
            FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                               DATED MARCH 8, 2004
                                  BY AND AMONG
                    MAVERICK TUBE CORPORATION AND CERTAIN OF
                         ITS SUBSIDIARIES, AS BORROWERS,
                JPMORGAN CHASE BANK, AS THE ADMINISTRATIVE AGENT,
     CIT BUSINESS CREDIT CANADA INC., AS THE CANADIAN ADMINISTRATIVE AGENT,
        GENERAL ELECTRIC CAPITAL CORPORATION, AS THE DOCUMENTATION AGENT,
           AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS THE LENDERS

         IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment as of the day and year first above written.

                                   JPMORGAN CHASE BANK,
                                   as a Lender and as the Administrative Agent

                                   By: /s/Christopher D. Capriotti
                                          Christopher D. Capriotti
                                          Vice President

                                   JPMORGAN CHASE BANK, TORONTO
                                   BRANCH, as a Lender

                                   By: /s/Christine Chan
                                          Christine Chan
                                          Vice President

                                   CIT BUSINESS CREDIT CANADA INC.,
                                   as a Lender and as the Canadian
                                   Administrative Agent

                                   By: /s/Donald Rogers
                                          Donald Rogers
                                          Vice President


                                   GENERAL ELECTRIC CAPITAL CORPORATION,
                                   as a Lender and as the Documentation Agent

                                   By: /s/Timothy Canon
                                          Timothy Canon
                                          Duly Authorized Signatory

                                 SIGNATURE PAGE
                                       TO
            FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                               DATED MARCH 8, 2004
                                  BY AND AMONG
                    MAVERICK TUBE CORPORATION AND CERTAIN OF
                         ITS SUBSIDIARIES, AS BORROWERS,
                JPMORGAN CHASE BANK, AS THE ADMINISTRATIVE AGENT,
     CIT BUSINESS CREDIT CANADA INC., AS THE CANADIAN ADMINISTRATIVE AGENT,
        GENERAL ELECTRIC CAPITAL CORPORATION, AS THE DOCUMENTATION AGENT,
           AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS THE LENDERS

                                   GENERAL ELECTRIC CAPITAL CANADA INC.,
                                   as a Lender

                                   By: /s/Ellis Haston
                                          Ellis Haston
                                          Vice President

                                   THE CIT GROUP/BUSINESS CREDIT, INC.,
                                   as a Lender

                                   By: /s/Grant Weiss
                                          Grant Weiss
                                          Vice President

                                   U.S. BANK NATIONAL ASSOCIATION, as a Lender

                                   By: /s/ Thomas Visconti
                                           Thomas Visconti
                                           Vice President

                                   FLEET CAPITAL CANADA CORPORATION, as a Lender

                                   By: /s/Doug Mckenzie
                                          Doug Mckenzie
                                          Vice President & General Manager

                                 SIGNATURE PAGE
                                       TO
            FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                               DATED MARCH 8, 2004
                                  BY AND AMONG
                    MAVERICK TUBE CORPORATION AND CERTAIN OF
                         ITS SUBSIDIARIES, AS BORROWERS,
                JPMORGAN CHASE BANK, AS THE ADMINISTRATIVE AGENT,
     CIT BUSINESS CREDIT CANADA INC., AS THE CANADIAN ADMINISTRATIVE AGENT,
        GENERAL ELECTRIC CAPITAL CORPORATION, AS THE DOCUMENTATION AGENT,
           AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS THE LENDERS

                                   FLEET CAPITAL CORPORATION, as a Lender

                                   By: /s/Edward Bartkoski
                                          Edward Bartkoski
                                          Senior Vice President

                                   RBC CENTURA BANK, as a Lender

                                   By: /s/E. Mark Stubblefield
                                          E. Mark Stubblefield
                                          Market Manager

                                   ROYAL BANK OF CANADA, as a Lender

                                   By: /s/R.G.M Straathof
                                          R.G.M Straathof
                                          Senior Manager

                                   CITIZENS BUSINESS CREDIT, as a Lender

                                   By: /s/Todd Pacifico
                                          Todd Pacifico
                                          Vice President

                                 SIGNATURE PAGE
                                       TO
            FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                               DATED MARCH 8, 2004
                                  BY AND AMONG
                    MAVERICK TUBE CORPORATION AND CERTAIN OF
                         ITS SUBSIDIARIES, AS BORROWERS,
                JPMORGAN CHASE BANK, AS THE ADMINISTRATIVE AGENT,
     CIT BUSINESS CREDIT CANADA INC., AS THE CANADIAN ADMINISTRATIVE AGENT,
        GENERAL ELECTRIC CAPITAL CORPORATION, AS THE DOCUMENTATION AGENT,
           AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS THE LENDERS

                                   MAVERICK TUBE CORPORATION

                                   By: /s/Pamela G. Boone
                                          Pamela G. Boone
                                          Vice President

                                   SEACAT, L.P.

                                   By: Precision GP, LLC, its general partner

                                       By: Maverick Tube Corporation, its
                                           sole member

                                           By: /s/Pamela G. Boone
                                                  Pamela G. Boone
                                                  Vice President

                                   SEAC ACQUISITION, LLC

                                       By: Maverick Tube Corporation, its
                                           sole member

                                           By: /s/Pamela G. Boone
                                                  Pamela G. Boone
                                                  Vice President

                                   MAVERICK C&P, INC.

                                   By: /s/Pamela G. Boone
                                          Pamela G. Boone
                                          Vice President

                                 SIGNATURE PAGE
                                       TO
            FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                               DATED MARCH 8, 2004
                                  BY AND AMONG
                    MAVERICK TUBE CORPORATION AND CERTAIN OF
                         ITS SUBSIDIARIES, AS BORROWERS,
                JPMORGAN CHASE BANK, AS THE ADMINISTRATIVE AGENT,
     CIT BUSINESS CREDIT CANADA INC., AS THE CANADIAN ADMINISTRATIVE AGENT,
        GENERAL ELECTRIC CAPITAL CORPORATION, AS THE DOCUMENTATION AGENT,
           AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS THE LENDERS

                                   MAVERICK INVESTMENT, LLC

                                   By: Maverick Tube Corporation,
                                       its sole member

                                       By: /s/Pamela G. Boone
                                              Pamela G. Boone
                                              Vice President

                                   MAVERICK TUBE, L.P.

                                   By: Maverick GP, LLC,
                                       its general partner

                                       By: Maverick Tube Corporation,
                                           its sole member

                                           By: /s/ Pamela G. Boone
                                                   Pamela G. Boone
                                                   Vice President

                                   PRECISION TUBE HOLDING, LLC

                                       By: Maverick Tube Corporation,
                                           its sole member

                                           By: /s/Pamela G. Boone
                                                  Pamela G. Boone
                                                  Vice President

                                 SIGNATURE PAGE
                                       TO
            FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                               DATED MARCH 8, 2004
                                  BY AND AMONG
                    MAVERICK TUBE CORPORATION AND CERTAIN OF
                         ITS SUBSIDIARIES, AS BORROWERS,
                JPMORGAN CHASE BANK, AS THE ADMINISTRATIVE AGENT,
     CIT BUSINESS CREDIT CANADA INC., AS THE CANADIAN ADMINISTRATIVE AGENT,
        GENERAL ELECTRIC CAPITAL CORPORATION, AS THE DOCUMENTATION AGENT,
           AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS THE LENDERS

                                   MAVERICK GP, LLC

                                   By: Maverick Tube Corporation,
                                       its sole member

                                       By:  /s/ Pamela G. Boone
                                                Pamela G. Boone
                                                Vice President

                                   PRECISION GP, LLC

                                   By: Maverick GP, LLC, its sole member

                                       By: Maverick Tube Corporation,
                                           its sole member

                                           By: /s/ Pamela G. Boone
                                                   Pamela G. Boone
                                                   Vice President

                                   PRECISION TUBE TECHNOLOGY, L.P.

                                   By: Precision GP, LLC, its general partner

                                       By: Maverick Tube Corporation,
                                           its sole member

                                           By:/s/ Pamela G. Boone
                                                  Pamela G. Boone
                                                  Vice President

                                   PRUDENTIAL STEEL LTD.

                                   By: /s/ Pamela G. Boone
                                           Pamela G. Boone
                                           Vice President and Secretary

                                 SIGNATURE PAGE
                                       TO
            FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                               DATED MARCH 8, 2004
                                  BY AND AMONG
                    MAVERICK TUBE CORPORATION AND CERTAIN OF
                         ITS SUBSIDIARIES, AS BORROWERS,
                JPMORGAN CHASE BANK, AS THE ADMINISTRATIVE AGENT,
     CIT BUSINESS CREDIT CANADA INC., AS THE CANADIAN ADMINISTRATIVE AGENT,
        GENERAL ELECTRIC CAPITAL CORPORATION, AS THE DOCUMENTATION AGENT,
           AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS THE LENDERS

                                   MAVERICK TUBE (CANADA) INC.

                                   By: /s/ Pamela G. Boone
                                           Pamela G. Boone
                                           Vice President and Secretary

                                   MAVERICK EXCHANGECO (NOVA SCOTIA) ULC

                                   By: /s/ Pamela G. Boone
                                           Pamela G. Boone
                                           Vice President and Secretary

                                   PRECISION TUBE CANADA LIMITED

                                   By: /s/ Pamela G. Boone
                                           Pamela G. Boone
                                           President

                                   MAVERICK TUBE CANADA GP, LTD.

                                   By:  /s/ Pamela G. Boone
                                            Pamela G. Boone
                                            President

                                   MAVERICK TUBE CANADA LP

                                   By: Maverick Tube Canada GP, Ltd.,
                                       its general partner

                                       By:  /s/ Pamela G. Boone
                                                Pamela G. Boone
                                                President

                                 SIGNATURE PAGE
                                       TO
           FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                              DATED MARCH 8, 2004
                                  BY AND AMONG
                    MAVERICK TUBE CORPORATION AND CERTAIN OF
                        ITS SUBSIDIARIES, AS BORROWERS,
                JPMORGAN CHASE BANK, AS THE ADMINISTRATIVE AGENT
     CIT BUSINESS CREDIT CANADA INC., AS THE CANADIAN ADMINISTRATIVE AGENT,
       GENERAL ELECTRIC CAPITAL CORPORATION, AS THE DOCUMENTATION AGENT,
           AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS THE LENDERS


                                   MAVERICK TUBE INTERNATIONAL HOLDINGS, INC.

                                   By: /s/Pamela G. Boone
                                          Pamela G. Boone
                                          Vice President

                                   MAVERICK TUBE CANADA ULC

                                   By: /s/ Pamela G. Boone
                                           Pamela G. Boone
                                           Director

                                   PRUDENTIAL STEEL HOLDINGS, ULC

                                   By: /s/Pamela G. Boone
                                          Pamela G. Boone
                                          President